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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 7, 2006

                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-20202

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
                MICHIGAN                               38-1999511
  (state or other jurisdiction             (I.R.S. Employer Identification No.)
        of incorporation)

 25505 W. TWELVE MILE ROAD, SUITE 3000                  48034-8339
        SOUTHFIELD, MICHIGAN                            (Zip Code)
(address of principal executive offices)
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        Registrant's telephone number, including area code: 248-353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 to the Form 8-K filed on February 10, 2006 is hereby amended and restated as set forth below and exhibit 4(f)(67) is being re-filed to correct formatting problems in the original filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

         4(f)(66) Amendment No. 5, dated February 10, 2006, to Warehouse
                  Facility dated as of September 30, 2003 among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Systems & Services Technologies, Inc., as amended, and agreements related thereto (previously filed with original Form 8-K).

         4(f)(67) The Fourth Amended and Restated Credit Agreement, dated
                  February 7, 2006, between the Company, the Lenders which are parties thereto from time to time, Comerica Bank as Administrative Agent for the Banks, and Banc of America Securities LLC as Sole Lead Arranger and Sole Book Manager.

         4(f)(68) Third Amended and Restated Security Agreement, dated February
                  7, 2006, between the Company, certain subsidiaries of the Company and Comerica Bank, as agent for the Banks (previously filed with original Form 8-K).

         99.1 Press Release dated February 10, 2006 (previously filed with original Form 8-K).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CREDIT ACCEPTANCE CORPORATION
                                     (Registrant)

                                     By: /s/  Douglas W. Busk
                                        ----------------------------------------
                                     Douglas W. Busk
                                     Treasurer
                                     February 15, 2006

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                                 EXHIBIT INDEX

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EXHIBIT NO.                                  DESCRIPTION
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4(f)(67)          The Fourth Amended and Restated Credit Agreement, dated
                  February 7, 2006, between the Company, the Lenders which are parties thereto from time to time, Comerica Bank as Administrative Agent for the Banks, and Banc of America Securities LLC as Sole Lead Arranger and Sole Book Manager.
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